UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2005

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Excelsior Blvd., Minneapolis, MN		55426-4517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01:             CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 1, 2005, the Audit Committee of the Board of Directors of Appliance Recycling Centers of America, Inc. (the “Company”) dismissed McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of McGladrey on the financial statements of the Company for the fiscal years ended January 1, 2005 and January 3, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two most recent fiscal years and through the effective date of McGladrey’s dismissal, there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference thereto in its report on the financial statements for such fiscal years.  During the period described in the preceding sentence, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

On April 1, the Audit Committee appointed Virchow Krause & Company LLP (“Virchow Krause”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, effective immediately.  During the Company’s two most recent fiscal years and through the engagement of Virchow Krause as the Company’s accountant on April 1, 2005, neither the Company nor anyone on the Company’s behalf had consulted with Virchow Krause with respect to the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any of the matters or reportable events set forth in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided McGladrey with a copy of this disclosure and requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of McGladrey’s letter, dated April 7, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description

16.1	Letter of McGladrey & Pullen, LLP dated April 7, 2005, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
(Registrant)

Date: April 7, 2005	By:	/s/ LINDA KOENIG
Linda Koenig, Chief Financial Officer